UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
______________________

Date of Report (Date of earliest event reported): June 3, 2024

GERMAN AMERICAN BANCORP, INC.
(Exact name of registrant as specified in its charter)

Indiana
(State or other jurisdiction of incorporation)

001-15877		35-1547518
(Commission File Number)		(IRS Employer Identification No.)
711 Main Street
Jasper,	Indiana	47546
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (812) 482-1314

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[☐]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[☐]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[☐]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[☐]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).
Emerging growth company [ ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act [☐]
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	GABC	Nasdaq Global Select Market

Item 7.01. Regulation FD Disclosure.

On June 3, 2024, German American Bancorp, Inc. (the “Company”) announced that its indirect, wholly-owned subsidiary, German American Insurance, Inc. (the “Insurance Subsidiary”), sold substantially all of its assets to The Hilb Group of Indiana, LLC, a Delaware limited liability company (“Hilb”), for a purchase price of $40.0 million in cash. As part of the transaction, the Insurance Subsidiary and its parent, German American Bank (the “Bank”), will provide certain transition services to Hilb for a period of up to nine (9) months. The Bank may receive payments for the referral of customers to Hilb, and the Company and its affiliated entities will refrain from conducting certain insurance activities, in each case, for a period of five (5) years following closing. The effective date of the transaction is June 1, 2024.

Prior to the sale, the Insurance Subsidiary was a full-service agency offering personal and commercial insurance products. For the year ended December 31, 2023, the Insurance Subsidiary had revenue of $9.6 million and net income of $1.7 million.

On June 3, 2024, the Company issued a press release announcing the transaction. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Also, on June 3, 2024, the Company will begin conducting a series of meetings with analysts and investors, providing supplemental information regarding the transaction. A copy of the presentation that will be made available in connection with the meetings is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

	Exhibit No.	Description

	99.1	Press Release, dated June 3, 2024.
	99.2	Investor Presentation of German American Bancorp, Inc., dated June 3, 2024.
	104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* * * * * *

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GERMAN AMERICAN BANCORP, INC.
Date: June 3, 2024	By:	/s/ D. Neil Dauby
D. Neil Dauby, Chairman and Chief Executive Officer